Exhibit 32.2

Certification Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of GlassBridge Enterprises, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2023, as filed with the Securities and Exchange Commission (the “Report”), I, Francis Ruchalski, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 14, 2023

By:	/s/ Francis Ruchalski
Francis Ruchalski
Chief Financial Officer